Exhibit 99.2

RenaissanceRe Holdings Ltd. Financial Supplement

June 30, 2011

Contact:

Investors:
RenaissanceRe Holdings Ltd. Rohan Pai Director of Investor Relations 441-295-4513

Media:
Kekst and Company Peter Hill or Dawn Dover 212-521-4800

RenaissanceRe Holdings Ltd.

Contents

Page(s)

Basis of Presentation	i

Financial Highlights	1

Income Statements
a. Summary Consolidated Statements of Operations	2-3
b. Consolidated Segment Underwriting Results	4-5
c. Reinsurance Segment - Unit Underwriting Results	6-7
d. Gross Premiums Written and Managed Premiums	8-9
e. DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10-11

Balance Sheets
a. Summary Consolidated Balance Sheets	12

Investments
a. Investment Portfolio - Composition	13
b. Summary of Other Investments	14
c. Investment Result	15
d. Investment Portfolio - Yield to Maturity and Credit Rating	16
e. Investment Portfolio - Change in Portfolio Composition	17
f. Fixed Maturity Investments - Corporate Sector	18
g. Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a. Reserves for Claims and Claim Expenses	19
b. Paid to Incurred Analysis	20

Other Items
a. (Loss) Earnings per Share	21
b. Equity in (Losses) Earnings of Other Ventures	22
c. Other Income (Loss)	23
d. Ratings	24

Comments on Regulation G	25-26

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating (loss) income (attributable) available to RenaissanceRe common shareholders”, “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 25 and 26 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. On November 18, 2010, the Company entered into a definitive stock purchase agreement (the “Stock Purchase Agreement”) with QBE Holdings, Inc. (“QBE”) to sell substantially all of its U.S.-based insurance operations, including its U.S. property and casualty business underwritten through managing general agents, its crop insurance business underwritten through Agro National Inc., its commercial property insurance operations and its claims operations. The Company classified the assets and liabilities associated with this transaction as held for sale. The financial results for these operations have been presented as discontinued operations in the Company’s statements of operations for all periods presented. Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all amounts presented in this financial supplement relate to the Company’s continuing operations. On March 4, 2011, the Company completed the sale of substantially all of its U.S.-based insurance operations to QBE.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of three reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company’s ventures unit, (2) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”), and (3) Insurance, which principally includes the Company’s Bermuda-based insurance operations.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q .

All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q . Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended		Six months ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Highlights
Gross premiums written	$641,563	$506,540	$1,252,068	$1,022,551
Net premiums written	427,995	329,334	880,570	736,493
Net premiums earned	217,175	212,171	522,716	462,824
Net claims and claim expenses incurred	151,261	(18,803)	779,798	78,537
Underwriting income (loss)	9,732	169,354	(387,429)	251,082
Net investment income	33,328	26,173	93,609	91,882
Net income (loss) available (attributable) to RenaissanceRe common shareholders	24,764	210,241	(223,269)	375,288

Net realized and unrealized gains on investments	34,979	70,051	29,765	118,251
Net other-than-temporary impairments	—	(796)	—	(829)

Operating (loss) income (attributable) available to RenaissanceRe common shareholders (1)	(10,215)	139,931	(253,076)	256,413

Total assets	$8,166,340	$8,700,914	$8,166,340	$8,700,914
Total shareholders’ equity attributable to RenaissanceRe	$3,515,271	$3,775,242	$3,515,271	$3,775,242

Per share data

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	$0.48	$3.66	$(4.39)	$6.37
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1) (2)	$(0.21)	$2.40	$(4.97)	$4.30

Dividends per common share	$0.26	$0.25	$0.52	$0.50

Book value per common share	$57.30	$56.96	57.30	$56.96
Adjustment for goodwill and other intangibles (1)	(0.96)	(2.10)	(0.96)	(2.10)

Tangible book value per common share (1)	56.34	54.86	56.34	54.86
Accumulated dividends per common share	10.40	9.38	10.40	9.38

Tangible book value per common share plus accumulated dividends (1)	$66.74	$64.24	$66.74	$64.24

Financial ratios

Net claims and claim expense ratio - current accident year	79.2%	29.0%	166.2%	58.6%
Net claims and claim expense ratio - prior accident years	(9.6%)	(37.9%)	(17.0%)	(41.6%)

Net claims and claim expense ratio - calendar year	69.6%	(8.9%)	149.2%	17.0%
Underwriting expense ratio	25.9%	29.1%	24.9%	28.8%

Combined ratio	95.5%	20.2%	174.1%	45.8%

Operating return on average common equity - annualized (1)	(1.4%)	17.9%	(16.3%)	16.3%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Revenues
Gross premiums written	$641,563	$610,505	$31,201	$111,543	$506,540

Net premiums written	$427,995	$452,575	$30,165	$82,307	$329,334
(Increase) decrease in unearned premiums	(210,820)	(147,034)	159,577	130,048	(117,163)

Net premiums earned	217,175	305,541	189,742	212,355	212,171
Net investment income	33,328	60,281	52,503	59,570	26,173
Net foreign exchange (losses) gains	(4,521)	660	(4,646)	(529)	(609)
Equity in earnings (losses) of other ventures	5,128	(23,753)	(10,390)	(6,740)	3,160
Other (loss) income	(5,167)	50,145	26,032	25,021	(3,742)
Net realized and unrealized gains (losses) on investments	34,979	(5,214)	(66,149)	92,342	70,051

Total other-than-temporary impairments	—	—	—	—	(798)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	2

Net other-than-temporary impairments	—	—	—	—	(796)

Total revenues	280,922	387,660	187,092	382,019	306,408

Expenses
Net claims and claim expenses incurred	151,261	628,537	(27,128)	77,936	(18,803)
Acquisition expenses	13,883	32,335	18,803	26,143	23,580
Operational expenses	42,299	41,830	45,882	36,970	38,040
Corporate expenses	4,011	2,064	4,744	5,590	4,493
Interest expense	5,730	6,195	6,303	6,164	6,206

Total expenses	217,184	710,961	48,604	152,803	53,516

Income (loss) from continuing operations before taxes	63,738	(323,301)	138,488	229,216	252,892
Income tax benefit (expense)	1,773	52	(196)	2,399	958

Income (loss) from continuing operations	65,511	(323,249)	138,292	231,615	253,850
(Loss) income from discontinued operations	(10,094)	(1,526)	11,108	21,234	18,881

Net income (loss)	55,417	(324,775)	149,400	252,849	272,731
Net (income) loss attributable to noncontrolling interests	(21,903)	85,492	(16,432)	(37,524)	(51,915)

Net income (loss) attributable to RenaissanceRe	33,514	(239,283)	132,968	215,325	220,816
Dividends on preference shares	(8,750)	(8,750)	(10,393)	(10,575)	(10,575)

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$24,764	$(248,033)	$122,575	$204,750	$210,241

Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(0.21)	$(4.59)	$3.47	$1.59	$2.40

Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - basic	$0.68	$(4.66)	$2.04	$3.33	$3.35
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	(0.20)	(0.03)	0.21	0.40	0.34

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$0.48	$(4.69)	$2.25	$3.73	$3.69

Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	0.68	$(4.66)	$2.02	$3.31	$3.32

(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	(0.20)	(0.03)	0.21	0.39	0.34

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	$0.48	$(4.69)	$2.23	$3.70	$3.66

Average shares outstanding - basic	50,493	51,504	53,166	53,467	55,538
Average shares outstanding - diluted (2)	51,050	51,504	53,667	53,965	56,044

Net claims and claim expense ratio	69.6%	205.7%	(14.3%)	36.7%	(8.9%)
Underwriting expense ratio	25.9%	24.3%	34.1%	29.7%	29.1%

Combined ratio	95.5%	230.0%	19.8%	66.4%	20.2%

Operating return on average common equity - annualized (1)	(1.4%)	(30.7%)	22.5%	11.3%	17.9%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Six months ended
	June 30, 2011	June 30, 2010
Revenues
Gross premiums written	$1,252,068	$1,022,551

Net premiums written	$880,570	$736,493
Increase in unearned premiums	(357,854)	(273,669)

Net premiums earned	522,716	462,824
Net investment income	93,609	91,882
Net foreign exchange losses	(3,861)	(11,951)
Equity in (losses) earnings of other ventures	(18,625)	5,316
Other income (loss)	44,978	(9,933)
Net realized and unrealized gains on fixed maturity investments	29,765	118,251

Total other-than-temporary impairments	—	(831)
Portion recognized in other-than-temporary impairments	—	2

Net other-than-temporary impairments	—	(829)

Total revenues	668,582	655,560

Expenses
Net claims and claim expenses incurred	779,798	78,537
Acquisition expenses	46,218	50,015
Operational expenses	84,129	83,190
Corporate expenses	6,075	9,802
Interest expense	11,925	9,362

Total expenses	928,145	230,906

(Loss) income from continuing operations before taxes	(259,563)	424,654
Income tax benefit	1,825	3,921

(Loss) income from continuing operations	(257,738)	428,575
(Loss) income from discontinued operations	(11,620)	30,328

Net (loss) income	(269,358)	458,903
Net loss (income) attributable to noncontrolling interests	63,589	(62,465)

Net (loss) income attributable (available) to RenaissanceRe	(205,769)	396,438
Dividends on preference shares	(17,500)	(21,150)

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(223,269)	$375,288

Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(4.97)	$4.30

(Loss) income from continuing operations (attributable) available to RenaissanceRe common shareholders per common share - basic	$(4.16)	$5.89
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	(0.23)	0.53

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(4.39)	$6.42

(Loss) income from continuing operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	$(4.16)	$5.84
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	(0.23)	0.53

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	$(4.39)	$6.37

Average shares outstanding - basic	50,994	56,972
Average shares outstanding - diluted (2)	50,994	57,465

Net claims and claim expense ratio	149.2%	17.0%
Underwriting expense ratio	24.9%	28.8%

Combined ratio	174.1%	45.8%

Operating return on average common equity - annualized (1)	(16.3%)	16.3%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Three months ended June 30, 2011
	Reinsurance	Lloyd’s	Insurance	Eliminations	Total

Gross premiums written	$607,404	$34,126	$33	$—	$641,563

Net premiums written	$395,856	$32,084	$55		$427,995

Net premiums earned	$199,461	$17,233	$481		$217,175
Net claims and claim expenses incurred	143,219	8,619	(577)		151,261
Acquisition expenses	10,431	3,305	147		13,883
Operational expenses	32,901	8,635	763		42,299

Underwriting income (loss)	$12,910	$(3,326)	$148		$9,732

Net claims and claim expenses incurred - current accident year	$162,398	$9,612	$(78)		$171,932
Net claims and claim expenses incurred - prior accident years	(19,179)	(993)	(499)		(20,671)

Net claims and claim expenses incurred - total	$143,219	$8,619	$(577)		$151,261

Net claims and claim expense ratio - current accident year	81.4%	55.8%	(16.2%)		79.2%
Net claims and claim expense ratio - prior accident years	(9.6%)	(5.8%)	(103.8%)		(9.6%)

Net claims and claim expense ratio - calendar year	71.8%	50.0%	(120.0%)		69.6%
Underwriting expense ratio	21.7%	69.3%	189.2%		25.9%

Combined ratio	93.5%	119.3%	69.2%		95.5%

	Three months ended June 30, 2010
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$496,517	$34,841	$(3,742)	$(21,076)	$506,540

Net premiums written	$319,000	$32,330	$(21,996)		$329,334

Net premiums earned	$198,223	$16,630	$(2,682)		$212,171
Net claims and claim expenses incurred	(30,332)	7,752	3,777		(18,803)
Acquisition expenses	17,941	3,172	2,467		23,580
Operational expenses	29,869	4,953	3,218		38,040

Underwriting income (loss)	$180,745	$753	$(12,144)		$169,354

Net claims and claim expenses incurred - current accident year	$50,994	$7,814	$2,627		$61,435
Net claims and claim expenses incurred - prior accident years	(81,326)	(62)	1,150		(80,238)

Net claims and claim expenses incurred - total	$(30,332)	$7,752	$3,777		$(18,803)

Net claims and claim expense ratio - current accident year	25.7%	47.0%	NMF		29.0%
Net claims and claim expense ratio - prior accident years	(41.0%)	(0.4%)	NMF		(37.9%)

Net claims and claim expense ratio - calendar year	(15.3%)	46.6%	NMF		(8.9%)
Underwriting expense ratio	24.1%	48.9%	NMF		29.1%

Combined ratio	8.8%	95.5%	NMF		20.2%

(1)	Represents $21.0 million and $0.1 million of gross premiums ceded from the Insurance segment to the Lloyd’s segment and from the Insurance segment to the Reinsurance segment, respectively, for the three months ended June 30, 2010.

NMF - Not a meaningful figure.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Six months ended June 30, 2011
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$1,181,086	$70,746	$313	$(77)	$1,252,068

Net premiums written	$819,422	$60,821	$327		$880,570

Net premiums earned	$488,890	$32,907	$919		$522,716
Net claims and claim expenses incurred	738,623	39,142	2,033		779,798
Acquisition expenses	40,223	5,766	229		46,218
Operational expenses	65,264	17,607	1,258		84,129

Underwriting loss	$(355,220)	$(29,608)	$(2,601)		$(387,429)

Net claims and claim expenses incurred - current accident year	$829,760	$38,938	$(69)		$868,629
Net claims and claim expenses incurred - prior accident years	(91,137)	204	2,102		(88,831)

Net claims and claim expenses incurred - total	$738,623	$39,142	$2,033		$779,798

Net claims and claim expense ratio - current accident year	169.7%	118.3%	(7.5%)		166.2%
Net claims and claim expense ratio - prior accident years	(18.6%)	0.6%	228.7%		(17.0%)

Net claims and claim expense ratio - calendar year	151.1%	118.9%	221.2%		149.2%
Underwriting expense ratio	21.6%	71.1%	161.8%		24.9%

Combined ratio	172.7%	190.0%	383.0%		174.1%

	Six months ended June 30, 2010
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$995,102	$48,865	$685	$(22,101)	$1,022,551

Net premiums written	$707,658	$45,981	$(17,146)		$736,493

Net premiums earned	$441,292	$23,601	$(2,069)		$462,824
Net claims and claim expenses incurred	68,615	10,339	(417)		78,537
Acquisition expenses	40,600	4,331	5,084		50,015
Operational expenses	63,886	11,087	8,217		83,190

Underwriting income (loss)	$268,191	$(2,156)	$(14,953)		$251,082

Net claims and claim expenses incurred - current accident year	$255,059	$10,500	$5,486		$271,045
Net claims and claim expenses incurred - prior accident years	(186,444)	(161)	(5,903)		(192,508)

Net claims and claim expenses incurred - total	$68,615	$10,339	$(417)		$78,537

Net claims and claim expense ratio - current accident year	57.8%	44.5%	NMF		58.6%
Net claims and claim expense ratio - prior accident years	(42.3%)	(0.7%)	NMF		(41.6%)

Net claims and claim expense ratio - calendar year	15.5%	43.8%	NMF		17.0%
Underwriting expense ratio	23.7%	65.3%	NMF		28.8%

Combined ratio	39.2%	109.1%	NMF		45.8%

(1)	Represents $0.1 million of gross premiums ceded from Reinsurance segment to the Lloyd’s segment for the six months ended June 30, 2011 (2010 - $21.6 million, $0.2 million and $0.2 million of gross premiums written from the Insurance segment to the Lloyd’s segment, from the Insurance segment to the Reinsurance segment and from the Reinsurance segment to the Lloyd’s segment, respectively).

NMF - Not a meaningful figure.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Three months ended June 30, 2011
	Catastrophe	Specialty	Total

Gross premiums written	$583,246	$24,158	$607,404

Net premiums written	$373,039	$22,817	$395,856

Net premiums earned	$167,509	$31,952	$199,461
Net claims and claim expenses incurred	127,374	15,845	143,219
Acquisition expenses	5,896	4,535	10,431
Operational expenses	25,460	7,441	32,901

Underwriting income	$8,779	$4,131	$12,910

Net claims and claim expenses incurred - current accident year	$139,161	$23,237	$162,398
Net claims and claim expenses incurred - prior accident years	(11,787)	(7,392)	(19,179)

Net claims and claim expenses incurred - total	$127,374	$15,845	$143,219

Net claims and claim expense ratio - current accident year	83.1%	72.7%	81.4%
Net claims and claim expense ratio - prior accident years	(7.1%)	(23.1%)	(9.6%)

Net claims and claim expense ratio - calendar year	76.0%	49.6%	71.8%
Underwriting expense ratio	18.8%	37.5%	21.7%

Combined ratio	94.8%	87.1%	93.5%

	Three months ended June 30, 2010
	Catastrophe	Specialty	Total

Gross premiums written	$489,542	$6,975	$496,517

Net premiums written	$312,491	$6,509	$319,000

Net premiums earned	$173,910	$24,313	$198,223
Net claims and claim expenses incurred	(40,043)	9,711	(30,332)
Acquisition expenses	15,380	2,561	17,941
Operational expenses	24,045	5,824	29,869

Underwriting income	$174,528	$6,217	$180,745

Net claims and claim expenses incurred - current accident year	$20,826	$30,168	$50,994
Net claims and claim expenses incurred - prior accident years	(60,869)	(20,457)	(81,326)

Net claims and claim expenses incurred - total	$(40,043)	$9,711	$(30,332)

Net claims and claim expense ratio - current accident year	12.0%	124.1%	25.7%
Net claims and claim expense ratio - prior accident years	(35.0%)	(84.2%)	(41.0%)

Net claims and claim expense ratio - calendar year	(23.0%)	39.9%	(15.3%)
Underwriting expense ratio	22.6%	34.5%	24.1%

Combined ratio	(0.4%)	74.4%	8.8%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Six months ended June 30, 2011
	Catastrophe	Specialty	Total

Gross premiums written	$1,081,924	$99,162	$1,181,086

Net premiums written	$725,676	$93,746	$819,422

Net premiums earned	$422,798	$66,092	$488,890
Net claims and claim expenses incurred	713,892	24,731	738,623
Acquisition expenses	29,509	10,714	40,223
Operational expenses	50,461	14,803	65,264

Underwriting (loss) income	$(371,064)	$15,844	$(355,220)

Net claims and claim expenses incurred - current accident year	$745,388	$84,372	$829,760
Net claims and claim expenses incurred - prior accident years	(31,496)	(59,641)	(91,137)

Net claims and claim expenses incurred - total	$713,892	$24,731	$738,623

Net claims and claim expense ratio - current accident year	176.3%	127.7%	169.7%
Net claims and claim expense ratio - prior accident years	(7.5%)	(90.3%)	(18.6%)

Net claims and claim expense ratio - calendar year	168.8%	37.4%	151.1%
Underwriting expense ratio	19.0%	38.6%	21.6%

Combined ratio	187.8%	76.0%	172.7%

	Six months ended June 30, 2010
	Catastrophe	Specialty	Total

Gross premiums written	$913,662	$81,440	$995,102

Net premiums written	$629,755	$77,903	$707,658

Net premiums earned	$386,808	$54,484	$441,292
Net claims and claim expenses incurred	109,461	(40,846)	68,615
Acquisition expenses	34,054	6,546	40,600
Operational expenses	52,057	11,829	63,886

Underwriting income	$191,236	$76,955	$268,191

Net claims and claim expenses incurred - current accident year	$201,922	$53,137	$255,059
Net claims and claim expenses incurred - prior accident years	(92,461)	(93,983)	(186,444)

Net claims and claim expenses incurred - total	$109,461	$(40,846)	$68,615

Net claims and claim expense ratio - current accident year	52.2%	97.5%	57.8%
Net claims and claim expense ratio - prior accident years	(23.9%)	(172.5%)	(42.3%)

Net claims and claim expense ratio - calendar year	28.3%	(75.0%)	15.5%
Underwriting expense ratio	22.3%	33.8%	23.7%

Combined ratio	50.6%	(41.2%)	39.2%

7

RenaissanceRe Holdings Ltd.

Gross Premiums Written and Managed Premiums

	Three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Reinsurance Segment

Renaissance catastrophe premiums	$366,929	$311,642	$(3,273)	$62,434	$302,625
Renaissance specialty premiums	23,066	74,395	25,647	21,363	7,389

Total Renaissance premiums	389,995	386,037	22,374	83,797	310,014

DaVinci catastrophe premiums	216,317	187,036	(4,434)	25,844	186,917
DaVinci specialty premiums	1,092	609	—	936	(414)

Total DaVinci premiums	217,409	187,645	(4,434)	26,780	186,503

Total catastrophe unit premiums	583,246	498,678	(7,707)	88,278	489,542
Total specialty unit premiums	24,158	75,004	25,647	22,299	6,975

Total Reinsurance segment gross premiums written	$607,404	$573,682	$17,940	$110,577	$496,517

Lloyd’s Segment

Specialty	$17,546	$29,235	$10,983	$8,851	$6,508
Catastrophe	16,580	7,385	309	1,422	7,324
Insurance	—	—	(2,710)	(1,511)	21,009

Total Lloyd’s segment gross premiums written	$34,126	$36,620	$8,582	$8,762	$34,841

Insurance Segment

Commercial property	$33	$280	$926	$50	$20
Personal lines property	—	—	383	541	(3,762)

Total Insurance segment gross premiums written	$33	$280	$1,309	$591	$(3,742)

Managed Premiums (1)

Total catastrophe unit gross premiums written	$583,246	$498,678	$(7,707)	$88,278	$489,542
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	19,079	22,528	2,507	60	18,793
Catastrophe premiums written in the Lloyd’s unit	16,580	7,385	309	1,422	7,324
Catastrophe premiums assumed from the Insurance segment	—	—	660	(9,899)	(67)

Total managed catastrophe premiums (1)	$618,905	$528,591	$(4,231)	$79,861	$515,592

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.

Gross Premiums Written and Managed Premiums

	Six months ended
	June 30, 2011	June 30, 2010
Reinsurance Segment

Renaissance catastrophe premiums	$678,571	$570,919
Renaissance specialty premiums	97,461	79,838

Total Renaissance premiums	776,032	650,757

DaVinci catastrophe premiums	403,353	342,743
DaVinci specialty premiums	1,701	1,602

Total DaVinci premiums	405,054	344,345

Total catastrophe unit premiums	$1,081,924	$913,662
Total specialty unit premiums	99,162	81,440

Total Reinsurance segment premiums	$1,181,086	$995,102

Lloyd’s Segment

Specialty	$46,781	$14,230
Catastrophe	23,965	12,993
Insurance	—	21,642

Total Lloyd’s segment premiums	$70,746	$48,865

Insurance Segment

Commercial property	$313	$1,117
Personal lines property	—	(432)

Total Insurance segment gross premiums written	$313	$685

Managed Premiums (1)

Total catastrophe unit premiums	$1,081,924	$913,662
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	41,607	44,979
Catastrophe premiums written in the Lloyd’s unit	23,965	12,993
Catastrophe premiums assumed from the Insurance segment	—	(242)

Total managed catastrophe premiums (1)	$1,147,496	$971,392

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Top Layer Re is accounted for under the equity method of accounting.

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Revenues
Gross premiums written	$217,409	$187,645	$(4,434)	$26,780	$186,503

Net premiums written	$174,427	$167,982	$(4,433)	$20,945	$164,556
(Increase) decrease in unearned premiums	(92,821)	(51,160)	79,052	61,507	(84,515)

Net premiums earned	81,606	116,822	74,619	82,452	80,041
Net investment income	6,189	6,974	6,725	7,980	6,207
Net foreign exchange (losses) gains	(1,126)	875	(1,499)	(74)	(30)
Other (loss) income	(230)	11,037	254	181	(152)
Net realized and unrealized gains (losses) on fixed maturity investments	10,339	(753)	(16,280)	28,968	16,441

Total other-than-temporary impairments	—	—	—	—	(648)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—

Net other-than-temporary impairments	—	—	—	—	(648)

Total revenues	96,778	134,955	63,819	119,507	101,859

Expenses
Net claims and claim expenses incurred	61,911	284,281	7,561	30,353	(8,155)
Acquisition expenses	(11,905)	(1,054)	16,254	14,065	15,394
Operational and corporate expenses	6,059	4,490	10,522	10,770	5,870
Interest expense	1,907	469	574	512	474

Total expenses	57,972	288,186	34,911	55,700	13,583

Net income (loss)	38,806	(153,231)	28,908	63,807	88,276
Net (income) loss attributable to redeemable noncontrolling interest	(81)	305	(59)	(128)	(178)

Net income (loss) available (attributable) to DaVinciRe common shareholders	$38,725	$(152,926)	$28,849	$63,679	$88,098

Net claims and claim expenses incurred - current accident year	$66,248	$291,227	$18,219	$37,273	$8,553
Net claims and claim expenses incurred - prior accident years	(4,337)	(6,946)	(10,658)	(6,920)	(16,708)

Net claims and claim expenses incurred - total	$61,911	$284,281	$7,561	$30,353	$(8,155)

Net claims and claim expense ratio - current accident year	81.2%	249.3%	24.4%	45.2%	10.7%
Net claims and claim expense ratio - prior accident years	(5.3%)	(6.0%)	(14.3%)	(8.4%)	(20.9%)

Net claims and claim expense ratio - calendar year	75.9%	243.3%	10.1%	36.8%	(10.2%)
Underwriting expense ratio	(7.2%)	3.0%	35.9%	30.1%	26.6%

Combined ratio	68.7%	246.3%	46.0%	66.9%	16.4%

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Six months ended
	June 30, 2011	June 30, 2010
Revenues
Gross premiums written	$405,054	$344,345

Net premiums written	$342,409	$309,591
Increase in unearned premiums	(143,981)	(135,337)

Net premiums earned	198,428	174,254
Net investment income	13,163	16,481
Net foreign exchange losses	(251)	(1,958)
Other income (loss)	10,807	(428)
Net realized and unrealized gains on fixed maturity investments	9,586	22,198

Total revenues	231,733	209,899

Expenses
Net claims and claim expenses incurred	346,192	54,316
Acquisition expenses	(12,959)	35,065
Operational and corporate expenses	10,549	13,361
Interest expense	2,376	943

Total expenses	346,158	103,685

Net (loss) income	(114,425)	106,214
Net loss (income) attributable to redeemable noncontrolling interest	224	(215)

Net (loss) income (attributable) available to DaVinciRe common shareholders	$(114,201)	$105,999

Net claims and claim expenses incurred - current accident year	$357,475	$86,580
Net claims and claim expenses incurred - prior accident years	(11,283)	(32,264)

Net claims and claim expenses incurred - total	$346,192	$54,316

Net claims and claim expense ratio - current accident year	180.2%	49.7%
Net claims and claim expense ratio - prior accident years	(5.7%)	(18.5%)

Net claims and claim expense ratio - calendar year	174.5%	31.2%
Underwriting expense ratio	(1.2%)	27.8%

Combined ratio	173.3%	59.0%

11

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Assets
Fixed maturity investments trading, at fair value	$3,864,205	$3,678,549	$3,871,780	$4,332,794	$3,786,610
Fixed maturity investments available for sale, at fair value	202,769	232,320	244,917	273,339	569,851

Total fixed maturity investments, at fair value	4,066,974	3,910,869	4,116,697	4,606,133	4,356,461
Short term investments, at fair value	774,421	1,518,542	1,110,364	842,953	761,430
Equity investments trading, at fair value	32,252	12,707	—	—	—
Other investments, at fair value	839,643	782,325	787,548	792,377	782,345
Investments in other ventures, under equity method	82,197	78,623	85,603	79,976	86,448

Total investments	5,795,487	6,303,066	6,100,212	6,321,439	5,986,684
Cash and cash equivalents	237,737	252,631	277,738	248,120	220,299
Premiums receivable	933,519	574,547	322,080	487,744	690,086
Prepaid reinsurance premiums	245,676	125,722	60,643	153,346	208,020
Reinsurance recoverable	333,245	324,124	101,711	103,449	89,624
Accrued investment income	36,266	33,580	34,560	37,431	33,104
Deferred acquisition costs	90,858	56,656	35,648	60,359	78,160
Receivable for investments sold	257,075	136,943	99,226	158,465	153,923
Other secured assets	—	14,169	14,250	17,765	17,418
Other assets	219,226	176,644	205,373	188,165	157,275
Goodwill and other intangibles	14,383	14,537	14,690	14,844	14,998
Assets of discontinued operations held for sale	2,868	2,481	872,147	984,027	1,051,323

Total assets	$8,166,340	$8,015,100	$8,138,278	$8,775,154	$8,700,914

Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,170,728	$2,070,095	$1,257,843	$1,364,225	$1,345,887
Unearned premiums	830,939	500,165	286,183	538,462	723,183
Debt	349,201	549,178	549,155	549,132	549,109
Reinsurance balances payable	403,152	256,663	318,024	368,270	421,113
Payable for investments purchased	102,545	417,257	195,383	304,604	202,562
Other secured liabilities	—	14,000	14,000	17,500	17,500
Other liabilities	152,853	165,717	222,310	211,793	179,792
Liabilities of discontinued operations held for sale	10,220	2,246	598,511	706,255	778,985

Total liabilities	4,019,638	3,975,321	3,441,409	4,060,241	4,218,131

Redeemable noncontrolling interest - DaVinciRe	628,001	536,717	757,655	741,103	707,541

Shareholders’ Equity
Preference shares	550,000	550,000	550,000	650,000	650,000
Common shares	51,753	51,742	54,110	54,875	54,872
Additional paid-in capital	5,768	—	—	5,840	—
Accumulated other comprehensive income	18,031	19,845	19,823	23,774	22,153
Retained earnings	2,889,719	2,878,315	3,312,392	3,239,321	3,048,217

Total shareholders’ equity attributable to RenaissanceRe	3,515,271	3,499,902	3,936,325	3,973,810	3,775,242
Noncontrolling interest	3,430	3,160	2,889	—	—

Total shareholders’ equity	3,518,701	3,503,062	3,939,214	3,973,810	3,775,242

Total liabilities, noncontrolling interests and shareholders’ equity	$8,166,340	$8,015,100	$8,138,278	$8,775,154	$8,700,914

Book value per common share	$57.30	$57.01	$62.58	$60.57	$56.96

Common shares outstanding	51,753	51,742	54,110	54,875	54,872

12

RenaissanceRe Holdings Ltd.

Investment Portfolio - Composition

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
TYPE OF INVESTMENT

U.S. treasuries	$454,148	7.8%	$522,006	8.3%	$761,461	12.4%	$1,198,741	19.0%	$1,385,037	23.1%
Agencies	189,765	3.3%	278,501	4.4%	216,963	3.6%	218,295	3.5%	155,173	2.6%
Non-U.S. government (Sovereign debt)	340,430	5.9%	243,606	3.9%	184,387	3.0%	153,695	2.4%	124,388	2.1%
FDIC guaranteed corporate	232,992	4.0%	305,745	4.9%	388,468	6.4%	399,938	6.3%	502,542	8.4%
Non-U.S. government-backed corporate	409,443	7.1%	316,618	5.0%	357,504	5.9%	531,009	8.4%	410,903	6.9%
Corporate	1,651,688	28.4%	1,523,224	24.1%	1,512,411	24.7%	1,510,917	24.0%	1,362,866	22.8%
Agency mortgage-backed	296,627	5.1%	430,192	6.8%	401,807	6.6%	312,634	4.9%	162,119	2.7%
Non-agency mortgage-backed	105,581	1.8%	35,848	0.6%	34,149	0.6%	35,954	0.6%	36,660	0.6%
Commercial mortgage-backed	340,610	5.9%	213,809	3.4%	219,440	3.6%	198,246	3.1%	167,186	2.8%
Asset-backed	45,690	0.8%	41,320	0.7%	40,107	0.7%	46,704	0.7%	49,587	0.8%

Total fixed maturity investments, at fair value	4,066,974	70.1%	3,910,869	62.1%	4,116,697	67.5%	4,606,133	72.9%	4,356,461	72.8%
Short term investments, at fair value	774,421	13.4%	1,518,542	24.1%	1,110,364	18.2%	842,953	13.3%	761,430	12.7%
Equity investments trading, at fair value	32,252	0.6%	12,707	0.2%	—	—	—	—	—	—
Other investments, at fair value	839,643	14.5%	782,325	12.4%	787,548	12.9%	792,377	12.5%	782,345	13.1%

Total managed investment portfolio	5,713,290	98.6%	6,224,443	98.8%	6,014,609	98.6%	6,241,463	98.7%	5,900,236	98.6%
Investments in other ventures, under equity method	82,197	1.4%	78,623	1.2%	85,603	1.4%	79,976	1.3%	86,448	1.4%

Total investments	$5,795,487	100.0%	$6,303,066	100.0%	$6,100,212	100.0%	$6,321,439	100.0%	$5,986,684	100.0%

CREDIT QUALITY OF FIXED MATURITY INVESTMENTS

AAA	$2,197,397	54.1%	$2,284,378	58.4%	$2,531,922	61.5%	$3,012,436	65.5%	$2,906,525	66.8%
AA	481,789	11.8%	457,769	11.7%	489,780	11.9%	586,276	12.7%	547,801	12.6%
A	790,594	19.4%	675,011	17.3%	666,497	16.2%	644,169	14.0%	559,498	12.8%
BBB	398,354	9.8%	347,766	8.9%	303,269	7.4%	273,948	5.9%	258,392	5.9%
Non-investment grade	198,840	4.9%	145,945	3.7%	125,229	3.0%	89,304	1.9%	84,245	1.9%

Total fixed maturity investments, at fair value	$4,066,974	100.0%	$3,910,869	100.0%	$4,116,697	100.0%	$4,606,133	100.0%	$4,356,461	100.0%

MATURITY PROFILE OF FIXED MATURITY INVESTMENTS

Due in less than one year	$201,681	5.0%	$208,422	5.3%	$90,450	2.2%	$39,960	0.9%	$10,303	0.2%
Due after one through five years	1,986,843	48.8%	1,969,491	50.3%	2,330,181	56.6%	2,826,941	61.4%	3,001,349	68.9%
Due after five through ten years	923,919	22.7%	827,647	21.2%	827,981	20.1%	978,797	21.2%	792,578	18.2%
Due after ten years	166,023	4.1%	184,140	4.7%	172,582	4.2%	166,897	3.6%	136,679	3.1%
Mortgage-backed securities	742,818	18.3%	679,849	17.4%	655,396	15.9%	546,834	11.9%	365,965	8.5%
Asset-backed securities	45,690	1.1%	41,320	1.1%	40,107	1.0%	46,704	1.0%	49,587	1.1%

Total fixed maturity investments, at fair value	$4,066,974	100.0%	$3,910,869	100.0%	$4,116,697	100.0%	$4,606,133	100.0%	$4,356,461	100.0%

Weighted average effective yield of fixed maturities and short term investments	2.4%		2.1%		2.1%		1.7%		2.0%
Average duration of fixed maturities and short term investments	2.7		2.5		3.2		3.0		2.9

13

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
TYPE OF INVESTMENT

Private equity partnerships	$363,688	$362,717	$347,556	$310,296	$298,306
Senior secured bank loan funds	247,528	171,559	166,106	168,309	167,132
Catastrophe bonds	93,805	107,570	123,961	159,752	183,793
Non-U.S. fixed income funds	88,962	87,336	80,224	78,848	66,190
Hedge funds	39,753	40,616	41,005	44,043	43,639
Miscellaneous other investments	5,907	12,527	28,696	31,129	23,285

Total other investments, at fair value	$839,643	$782,325	$787,548	$792,377	$782,345

TYPE OF INVESTMENT

Private equity partnerships	43.3%	46.3%	44.2%	39.2%	38.1%
Senior secured bank loan funds	29.5%	21.9%	21.1%	21.2%	21.4%
Catastrophe bonds	11.2%	13.8%	15.7%	20.2%	23.5%
Non-U.S. fixed income funds	10.6%	11.2%	10.2%	10.0%	8.5%
Hedge funds	4.7%	5.2%	5.2%	5.5%	5.5%
Miscellaneous other investments	0.7%	1.6%	3.6%	3.9%	3.0%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended					Six months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	June 30, 2011	June 30, 2010

Fixed maturity investments	$24,426	$27,913	$16,087	$35,219	$28,014	$52,339	$56,889
Short term investments	433	595	515	635	682	1,028	1,168
Equity investments trading	112	14	—	—	—	126	—
Other investments
Hedge funds and private equity investments	8,230	23,507	31,204	7,491	8,188	31,737	25,724
Other	2,838	10,827	7,292	18,979	(8,184)	13,665	13,034
Cash and cash equivalents	45	41	120	74	22	86	83

	36,084	62,897	55,218	62,398	28,722	98,981	96,898
Investment expenses	(2,756)	(2,616)	(2,715)	(2,828)	(2,549)	(5,372)	(5,016)

Net investment income	33,328	60,281	52,503	59,570	26,173	93,609	91,882

Gross realized gains	15,430	10,562	30,254	30,959	28,753	25,992	77,601
Gross realized losses	(4,156)	(12,617)	(7,267)	(748)	(5,962)	(16,773)	(11,132)

Net realized gains (losses) on fixed maturity investments	11,274	(2,055)	22,987	30,211	22,791	9,219	66,469

Net unrealized gains (losses) on fixed maturity investments trading	24,728	(3,758)	(89,136)	62,131	47,260	20,970	51,782
Net unrealized (losses) gains on equity investments trading	(1,023)	599	—	—	—	(424)	—

Net realized and unrealized gains (losses) on investments	34,979	(5,214)	(66,149)	92,342	70,051	29,765	118,251

Total other-than-temporary impairments	—	—	—	—	(798)	—	(831)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	2	—	2

Net other-than-temporary impairments	—	—	—	—	(796)	—	(829)

Change in net unrealized gains on fixed maturity investments available for sale	(1,763)	252	(5,138)	(3,453)	(9,414)	(1,511)	(18,055)

Total investment result	$66,544	$55,319	$(18,784)	$148,459	$86,014	$121,863	$191,249

15

RenaissanceRe Holdings Ltd.

Investment Portfolio - Yield to Maturity and Credit Rating

					Credit Rating (1)
June 30, 2011	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Effective Yield	AAA	AA	A	BBB	Non-Investment Grade	Not Rated

Short term investments	$774,421	$774,421	13.5%	0.1%	$772,213	$1,200	$—	$—	$1,008	$—
		100.0%			99.7%	0.2%	0.0%	0.0%	0.1%	0.0%

Fixed maturity investments
U.S. treasuries	452,961	454,148	7.9%	1.1%	454,148	—	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	177,050	177,972	3.1%	0.7%	177,972	—	—	—	—	—
Other agencies	11,607	11,793	0.2%	0.8%	11,793	—	—	—	—	—

Total agencies	188,657	189,765	3.3%	0.7%	189,765	—	—	—	—	—
Non-U.S. government (Sovereign debt)	334,823	340,430	6.0%	2.4%	220,767	57,859	19,919	25,423	13,427	3,035
FDIC guaranteed corporate	231,208	232,992	4.1%	0.4%	232,992	—	—	—	—	—
Non-U.S. government-backed corporate	405,508	409,443	7.2%	1.3%	372,103	31,123	6,217	—	—	—
Corporate	1,620,245	1,651,688	28.9%	3.9%	82,660	365,526	701,865	348,568	148,864	4,205
Mortgage-backed securities
Residential mortgage-backed
Agency securities	293,486	296,627	5.2%	3.0%	296,627	—	—	—	—	—
Non-agency securities - Prime	63,738	63,588	1.1%	5.9%	23,183	2,273	727	17,908	19,497	—
Non-agency securities - Alt A	40,768	41,993	0.7%	6.7%	20,523	2,645	7,880	1,133	9,812	—

Total residential mortgage-backed	397,992	402,208	7.0%	3.9%	340,333	4,918	8,607	19,041	29,309	—
Commercial mortgage-backed	332,496	340,610	6.0%	3.5%	258,939	22,363	53,986	5,322	—	—

Total mortgage-backed	730,488	742,818	13.0%	3.7%	599,272	27,281	62,593	24,363	29,309	—
Asset-backed
Student loans	27,630	28,349	0.5%	1.3%	28,349	—	—	—	—	—
Credit cards	12,043	12,043	0.2%	0.9%	12,043	—	—	—	—	—
Other	5,000	5,298	0.1%	1.9%	5,298	—	—	—	—	—

Total asset-backed	44,673	45,690	0.8%	1.3%	45,690	—	—	—	—	—

Total securitized assets	775,161	788,508	13.8%	3.6%	644,962	27,281	62,593	24,363	29,309	—

Total fixed maturity investments	4,008,563	4,066,974	71.2%	2.8%	2,197,397	481,789	790,594	398,354	191,600	7,240
		100.0%			54.1%	11.8%	19.4%	9.8%	4.7%	0.2%

Equity investments trading		32,252	0.6%		—	—	—	—	—	32,252

Other investments
Private equity partnerships		363,688	6.4%		—	—	—	—	—	363,688
Senior secured bank loan funds		247,528	4.3%		—	—	—	—	247,528	—
Catastrophe bonds		93,805	1.6%		—	—	—	—	93,805	—
Non-U.S. fixed income funds		88,962	1.6%		—	—	—	51,259	37,703	—
Hedge funds		39,753	0.7%		—	—	—	—	—	39,753
Miscellaneous other investments		5,907	0.1%		—	—	—	—	—	5,907

Total other investments		839,643	14.7%		—	—	—	51,259	379,036	409,348

Total managed investment portfolio		$5,713,290	100.0%		$2,969,610	$482,989	$790,594	$449,613	$571,644	$448,840
		100.0%			51.9%	8.5%	13.8%	7.9%	10.0%	7.9%

(1)	The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

16

RenaissanceRe Holdings Ltd.

Investment Portfolio - Change in Portfolio Composition

	June 30, 2011		December 31, 2010		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$774,421	13.5%	$1,110,364	18.4%	$(335,943)	(4.9%)

Fixed maturity investments
U.S. treasuries	454,148	7.9%	761,461	12.7%	(307,313)	(4.8%)
Agencies
Fannie Mae & Freddie Mac	177,972	3.1%	174,287	2.9%	3,685	0.2%
Other agencies	11,793	0.2%	42,676	0.7%	(30,883)	(0.5%)

Total agencies	189,765	3.3%	216,963	3.6%	(27,198)	(0.3%)
Non-U.S. government (Sovereign debt)	340,430	6.0%	184,387	3.1%	156,043	2.9%
FDIC guaranteed corporate	232,992	4.1%	388,468	6.5%	(155,476)	(2.4%)
Non-U.S. government-backed corporate	409,443	7.2%	357,504	5.9%	51,939	1.3%
Corporate	1,651,688	28.9%	1,512,411	25.1%	139,277	3.8%
Mortgage-backed
Residential mortgage-backed
Agency securities	296,627	5.2%	401,807	6.7%	(105,180)	(1.5%)

Non-agency securities - Prime	63,588	1.1%	19,591	0.3%	43,997	0.8%
Non-agency securities - Alt A	41,993	0.7%	14,558	0.2%	27,435	0.5%

Total residential mortgage-backed	402,208	7.0%	435,956	7.2%	(33,748)	(0.2%)
Commercial mortgage-backed	340,610	6.0%	219,440	3.7%	121,170	2.3%

Total mortgage-backed	742,818	13.0%	655,396	10.9%	87,422	2.1%
Asset-backed
Student loans	28,349	0.5%	33,056	0.6%	(4,707)	(0.1%)
Auto	—	0.0%	1,809	0.0%	(1,809)	0.0%
Credit cards	12,043	0.2%	—	0.0%	12,043	0.2%
Other	5,298	0.1%	5,242	0.1%	56	0.0%

Total asset-backed	45,690	0.8%	40,107	0.7%	5,583	0.1%

Total securitized assets	788,508	13.8%	695,503	11.6%	93,005	2.2%

Total fixed maturity investments	4,066,974	71.2%	4,116,697	68.5%	(49,723)	2.7%

Equity investments trading	32,252	0.6%	—	—	32,252	0.6%

Other investments
Private equity partnerships	363,688	6.4%	347,556	5.7%	16,132	0.7%
Senior secured bank loan funds	247,528	4.3%	166,106	2.8%	81,422	1.5%
Catastrophe bonds	93,805	1.6%	123,961	2.1%	(30,156)	(0.5%)
Non-U.S. fixed income funds	88,962	1.6%	80,224	1.3%	8,738	0.3%
Hedge funds	39,753	0.7%	41,005	0.7%	(1,252)	0.0%
Miscellaneous other investments	5,907	0.1%	28,696	0.5%	(22,789)	(0.4%)

Total other investments	839,643	14.7%	787,548	13.1%	52,095	1.6%

Total managed investment portfolio	$5,713,290	100.0%	$6,014,609	100.0%	$(301,319)

17

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Corporate Sector

	June 30, 2011
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated

Financials	$876,991	$66,497	$243,999	$466,236	$72,680	$23,503	$4,076
Industrial, utilities and energy	279,344	4,518	27,112	87,187	120,019	40,508	—
Communications and technology	163,498	1,052	907	88,100	44,842	28,597	—
Consumer	125,509	—	18,114	34,926	46,978	25,378	113
Health care	79,541	—	53,748	7,836	5,842	12,115	—
Basic materials	82,754	—	—	8,153	56,203	18,382	16
Other	44,051	10,593	21,646	9,427	2,004	381	—

Total corporate fixed maturity investments, at fair value (1)	$1,651,688	$82,660	$365,526	$701,865	$348,568	$148,864	$4,205

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	June 30, 2011
Issuer	Total	Short term investments	Fixed maturity investments

JP Morgan Chase & Co.	$79,026	$5,000	$74,026
Citigroup Inc.	69,091	—	69,091
General Electric Company	61,748	—	61,748
Bank of America Corp.	54,595	—	54,595
Barclays PLC	52,428	5,997	46,431
Royal Bank of Scotland PLC	51,053	10,705	40,348
Lloyds Banking Group PLC	44,449	6,997	37,452
Goldman Sachs Group Inc.	42,334	—	42,334
Morgan Stanley	39,084	—	39,084
Wells Fargo & Company	37,406	—	37,406

Total (2)	$531,214	$28,699	$502,515

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.
(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, repurchase agreements and commerical paper, at fair value.

18

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2011

Catastrophe	$406,522	$473,439	$630,651	$1,510,612
Specialty	108,613	51,439	347,795	507,847

Total Reinsurance	515,135	524,878	978,446	2,018,459
Lloyd’s	10,498	10,450	39,008	59,956
Insurance	35,196	5,577	51,540	92,313

Total	$560,829	$540,905	$1,068,994	$2,170,728

March 31, 2011

Catastrophe	$156,246	$422,871	$838,360	$1,417,477
Specialty	112,092	49,221	338,671	499,984

Total Reinsurance	268,338	472,092	1,177,031	1,917,461
Lloyd’s	217	14,774	36,526	51,517
Insurance	38,291	5,300	57,526	101,117

Total	$306,846	$492,166	$1,271,083	$2,070,095

December 31, 2010

Catastrophe	$173,157	$281,202	$163,021	$617,380
Specialty	102,521	60,196	350,573	513,290

Total Reinsurance	275,678	341,398	513,594	1,130,670
Lloyd’s	172	6,874	12,985	20,031
Insurance	40,943	3,317	62,882	107,142

Total	$316,793	$351,589	$589,461	$1,257,843

September 30, 2010

Catastrophe	$201,704	$238,572	$250,899	$691,175
Specialty	93,732	81,587	358,368	533,687

Total Reinsurance	295,436	320,159	609,267	1,224,862
Lloyd’s	190	8,651	8,196	17,037
Insurance	47,900	6,044	68,382	122,326

Total	$343,526	$334,854	$685,845	$1,364,225

June 30, 2010

Catastrophe	$134,647	$270,696	$244,164	$649,507
Specialty	110,188	80,107	358,056	548,351

Total Reinsurance	244,835	350,803	602,220	1,197,858
Lloyd’s	—	6,246	4,894	11,140
Insurance	50,160	11,413	75,316	136,889

Total	$294,995	$368,462	$682,430	$1,345,887

19

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended June 30, 2011			Three months ended June 30, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,070,095	$324,124	$1,745,971	$1,419,647	$101,855	$1,317,792

Incurred losses and loss expenses
Current year	187,402	15,470	171,932	58,966	(2,469)	61,435
Prior years	(22,733)	(2,062)	(20,671)	(86,712)	(6,474)	(80,238)

Total incurred losses and loss expenses	164,669	13,408	151,261	(27,746)	(8,943)	(18,803)

Paid losses and loss expenses
Current year	51,066	—	51,066	2,417	—	2,417
Prior years	12,970	4,287	8,683	43,597	3,288	40,309

Total paid losses and loss expenses	64,036	4,287	59,749	46,014	3,288	42,726

Reserve for losses and loss expenses, end of period	$2,170,728	$333,245	$1,837,483	$1,345,887	$89,624	$1,256,263

	Six months ended June 30, 2011			Six months ended June 30, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,257,843	$101,711	$1,156,132	$1,344,433	$84,099	$1,260,334

Incurred losses and loss expenses
Current year	1,124,619	255,990	868,629	311,481	40,436	271,045
Prior years	(96,627)	(7,796)	(88,831)	(205,102)	(12,594)	(192,508)

Total incurred losses and loss expenses	1,027,992	248,194	779,798	106,379	27,842	78,537

Paid losses and loss expenses
Current year	51,578	—	51,578	2,175	—	2,175
Prior years	63,529	16,660	46,869	102,750	22,317	80,433

Total paid losses and loss expenses	115,107	16,660	98,447	104,925	22,317	82,608

Reserve for losses and loss expenses, end of period	$2,170,728	$333,245	$1,837,483	$1,345,887	$89,624	$1,256,263

20

RenaissanceRe Holdings Ltd.

(Loss) Earnings per Share

	Three months ended
(common shares in thousands)	June 30 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$24,764	$(248,033)	$122,575	$204,750	$210,241
Amount allocated to participating common shareholders (1)	(461)	6,327	(3,107)	(5,147)	(5,322)

	$24,303	$(241,706)	$119,468	$199,603	$204,919

Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -

Weighted average common shares	50,493	51,504	53,166	53,467	55,538

Per common share equivalents of employee stock options and restricted shares	557	—	501	498	506

Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	51,050	51,504	53,667	53,965	56,044

Basic income (loss) per RenaissanceRe common share	$0.48	$(4.69)	$2.25	$3.73	$3.69

Diluted income (loss) per RenaissanceRe common share (2)	$0.48	$(4.69)	$2.23	$3.70	$3.66

	Six months ended
(common shares in thousands)	June 30 2011	June 30, 2010
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(223,269)	$375,288
Amount allocated to participating common shareholders (1)	(514)	(9,486)

	$(223,783)	$365,802

Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	50,994	56,972
Per common share equivalents of employee stock options and restricted shares	—	493

Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	50,994	57,465

Basic (loss) income per RenaissanceRe common share	$(4.39)	$6.42
Diluted (loss) income per RenaissanceRe common share (2)	$(4.39)	$6.37

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

21

RenaissanceRe Holdings Ltd.

Equity in (Losses) Earnings of Other Ventures

	Three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Top Layer Re	$3,967	$(22,509)	$(9,437)	$(8,655)	$2,609
Tower Hill Companies	1,216	(449)	(30)	2,023	229
Other	(55)	(795)	(923)	(108)	322

Total equity in earnings (losses) of other ventures	$5,128	$(23,753)	$(10,390)	$(6,740)	$3,160

	Six months ended
	June 30, 2011	June 30, 2010
Tower Hill Companies	$767	$(842)
Top Layer Re	(18,542)	5,989
Other	(850)	169

Total equity in (losses) earnings of other ventures	$(18,625)	$5,316

22

RenaissanceRe Holdings Ltd.

Other Income (Loss)

	Three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$(1,022)	$43,521	$8,448	$(677)	$(1,041)
Weather and energy risk management operations	(3,779)	3,295	15,206	(4,740)	(492)
Mark-to-market on Platinum warrant	—	2,975	1,067	14,352	(1,668)
Gain on sale of ChannelRe	—	—	—	15,835	—
Other items	(366)	354	1,311	251	(541)

Total other (loss) income	$(5,167)	$50,145	$26,032	$25,021	$(3,742)

	Six months ended
	June 30, 2011	June 30, 2010
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$42,499	$(2,557)
Mark-to-market on Platinum warrant	2,975	(5,365)
Weather and energy risk management operations	(484)	(2,317)
Other items	(12)	306

Total other income (loss)	$44,978	$(9,933)

23

RenaissanceRe Holdings Ltd.

Ratings

	A.M. Best	S&P (4)	Moody’s	Fitch

REINSURANCE SEGMENT (1)

Renaissance Reinsurance	A+	AA-	A1	A+

DaVinci	A	A+	A3	—

Top Layer Re	A+	AA	—	—

Renaissance Europe	A+	AA-	—	—

LLOYD’S SEGMENT

RenaissanceRe Syndicate 1458	—	—	—	—

Lloyd’s Overall Market Rating (2)	A	A+	—	A+

INSURANCE SEGMENT (1)

Glencoe	A	A	—	—

RENAISSANCERE (3)	—	Excellent	—	—

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer’s financial strength rating.
(2)	The A.M. Best, S&P and Fitch ratings for the Lloyd’s Overall Market Rating represent its financial strength rating.
(3)	The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4)	The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer’s financial strength rating, the insurer’s issuer credit rating.

24

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating (loss) income (attributable) available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing and discontinued operations and in the third quarter of 2010, the gain on the sale of the Company’s ownership interest in ChannelRe. The Company’s management believes that “operating (loss) income (attributable) available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s fixed maturity investment portfolio and equity investments trading. The Company also uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” to calculate “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share – diluted” and “operating return on average common equity – annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating (loss) income (attributable) available to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share – diluted to operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share – diluted; and 3) return on average common equity – annualized to operating return on average common equity – annualized:

	Three months ended					Six months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	June 30, 2011	June 30, 2010

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$24,764	$(248,033)	$122,575	$204,750	$210,241	$(223,269)	$375,288
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(34,979)	5,214	66,149	(92,342)	(70,051)	(29,765)	(118,251)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	—	796	—	829
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	(42)	353	(5,669)	(1,055)	(42)	(1,453)
Adjustment for gain on sale of ChannelRe	—	—	—	(15,835)	—	—	—

Operating (loss) income (attributable) available to RenaissanceRe common shareholders	$(10,215)	$(242,861)	$189,077	$90,904	$139,931	$(253,076)	$256,413

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.48	$(4.69)	$2.23	$3.70	$3.66	$(4.39)	$6.37
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(0.69)	0.10	1.23	(1.71)	(1.26)	(0.58)	(2.07)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	—	0.02	—	0.02
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	0.01	(0.11)	(0.02)	—	(0.02)
Adjustment for gain on sale of ChannelRe	—	—	—	(0.29)	—	—	—

Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(0.21)	$(4.59)	$3.47	$1.59	$2.40	$(4.97)	$4.30

Return on average common equity - annualized	3.3%	(31.3%)	14.6%	25.4%	26.8%	(14.4%)	23.8%
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(4.7%)	0.6%	7.9%	(11.4%)	(8.9%)	(1.9%)	(7.5%)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	—	0.1%	0.0%	0.1%
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	(0.7%)	(0.1%)	—	(0.1%)
Adjustment for gain on sale of ChannelRe	—	—	—	(2.0%)	—	—	—

Operating return on average common equity - annualized	(1.4%)	(30.7%)	22.5%	11.3%	17.9%	(16.3%)	16.3%

25

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Insurance segment. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, the inclusion of catastrophe premiums written on behalf of the Company’s Lloyd’s segment, and the exclusion of catastrophe premiums assumed from the Company’s Insurance segment. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures, excluding catastrophe premiums assumed from the Company’s Insurance segment.

The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Book value per common share	$57.30	$57.01	$62.58	$60.57	$56.96
Adjustment for goodwill and other intangibles (1)	(0.96)	(0.99)	(2.03)	(2.05)	(2.10)

Tangible book value per common share	56.34	56.02	60.55	58.52	54.86
Adjustment for accumulated dividends	10.40	10.14	9.88	9.63	9.38

Tangible book value per common share plus accumulated dividends	$66.74	$66.16	$70.43	$68.15	$64.24

Change in book value per common share	0.5%	(8.9%)	3.3%	6.3%	5.8%

Change in tangible book value per common share plus change in accumulated dividends	1.0%	(7.1%)	3.9%	7.1%	6.3%

(1)	At June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, goodwill and other intangibles included $35.4 million, $36.8 million, $38.1 million, $39.5 million and $40.9 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method and $Nil, $Nil, $57.0 million, $58.1 million and $59.1 million, respectively, of goodwill and intangibles included in assets of discontinued operations held for sale.

26